UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest reported event): October 16, 2007

Commission File No. 001-33399

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	22-3543611
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (973) 884-5970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 16, 2007, Comverge, Inc., through its wholly owned subsidiary Alternative Energy Resources, Inc., (“Comverge”) entered into a Demand Response Resource Purchase Agreement with Southern California Edison Company (“SCE”) (the “Agreement”), pursuant to which Comverge will implement a Virtual Peaking Capacity™ (VPC)™ program of up to 50 megawatts of electric capacity over a five year contract term. The program will target and utilize demand response resources from SCE’s commercial and industrial customers to provide SCE with firm capacity and energy resources. The Agreement includes provisions related to Comverge providing demand response resources and necessary arrangements with scheduling coordinators, notification requirements for dispatch of demand response resources, and indemnification obligations by Comverge.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit

10.1*	Demand Response Resource Purchase Agreement Between Alternative Energy Resources, Inc. and Southern California Edison dated as of October 16, 2007

99.1	Press release dated October 18, 2007 (filed herewith).

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

The information in this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and reflects our judgment and understanding of the involved risks and uncertainties as of the date hereof. The forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance. Those statements involve a number of factors that could cause actual results to differ materially, including Comverge’s expectations regarding the amount of revenue and the amount of megawatts that will be generated by the Demand Response Resource Purchase Agreement and other risks more fully described in our most recently filed Quarterly Report on Form 10-Q and other of the company’s filings with the Securities and Exchange Commission. Comverge assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the announcements described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMVERGE, INC.

By:	/s/ Michael Picchi
Name:	Michael Picchi
Title:	Chief Financial Officer

Dated: October 19, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1*	Demand Response Resource Purchase Agreement Between Alternative Energy Resources, Inc. and Southern California Edison dated as of October 16, 2007

99.1	Press release, dated October 18, 2007 (filed herewith).

* Portions of this exhibit have been omitted pursuant to a request for confidential treatment.